Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	§	Chapter 11
§
CORE SCIENTIFIC, INC., et al.,	§	Case No. 22-90341 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)

AMENDED DECEMBER 2022 MONTHLY

OPERATING REPORT FOR CORE SCIENTIFIC MINING LLC2

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Core Scientific Mining LLC (6971); Core Scientific, Inc. (3837); Core Scientific Acquired Mining LLC (6073); Core Scientific Operating Company (5526); Radar Relay, Inc. (0496); Core Scientific Specialty Mining (Oklahoma) LLC (4327); American Property Acquisition, LLC (0825); Starboard Capital LLC (6677); RADAR LLC (5106); American Property Acquisitions I, LLC (9717); and American Property Acquisitions, VII, LLC (3198). The Debtors’ corporate headquarters and service address is 210 Barton Springs Road, Suite 300, Austin, Texas 78704.

[2]	This document (the “Amended MOR”) amends the Debtor-In-Possession Monthly Operating Report for Filing Period Ending 12/31/2022 (Case No. 22-90340, Docket No. 7) (the “Initial MOR”).

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON

In Re. Core Scientific Mining LLC	§	Case No. 22-90340
§
	§	Lead Case No. 22-90341
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 12/31/2022	Petition Date: 12/21/2022

Months Pending: 0	Industry Classification: 3 3 4 1

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Alfredo R. Pérez	Alfredo R. Pérez
Signature of Responsible Party	Printed Name of Responsible Party

03/02/2023
Date	700 Louisiana Street, Suite 1700, Houston, Texas 77002
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
	i	N/A
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

lxxix
lxxx
lxxxi
lxxxii
lxxxiii
lxxxiv
lxxxv
lxxxvi
lxxxvii
lxxxviii
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
	i	N/A
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xxiv

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael Bros	Michael Bros
Signature of Responsible Party	Printed Name of Responsible Party

SVP, Capital Markets and Acquisitions	03/02/2023
Title	Date

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

Debtor's Name Core Scientific Mining LLC	Case No. 22-90340

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	§	Chapter 11
§
CORE SCIENTIFIC, INC., et al.,	§	Case No. 22-90341 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)

MONTHLY OPERATING REPORT NOTES FOR DECEMBER 2022

On December 21, 2022 (the “Petition Date”), Core Scientific, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors” or the “Company”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 1015-1 of the Bankruptcy Local Rules for the United States Bankruptcy Court for the Southern District of Texas (the “Local Rules”). On January 9, 2023, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors (the “Creditors’ Committee”) in these chapter 11 cases pursuant to section 1102 of the Bankruptcy Code. No trustee or examiner has been appointed in these chapter 11 cases.

The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”).

1.

Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Core Scientific Mining LLC (6971); Core Scientific, Inc. (3837); Core Scientific Acquired Mining LLC (N/A); Core Scientific Operating Company (5526); Radar Relay, Inc. (0496); Core Scientific Specialty Mining (Oklahoma) LLC (4327); American Property Acquisition, LLC (0825); Starboard Capital LLC (6677); RADAR LLC (5106); American Property Acquisitions I, LLC (9717); and American Property Acquisitions, VII, LLC (3198). The Debtors’ corporate headquarters and service address is 210 Barton Springs Road, Suite 300, Austin, Texas 78704.

with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period beginning on December 21, 2022 and ending December 31, 2022, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position.

2.

Reservation of Rights. This MOR is limited in scope, covers the period beginning on December 21, 2022 and ending December 31, 2022, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP.

Given the complexity of the Debtors’ business, inadvertent errors or omission may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

3.

Basis of Presentation. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by- entity basis (excluding most intercompany eliminations) for Debtors Core Scientific, Inc., Core Scientific Acquired Mining LLC, Core Scientific Operating Company, Core Scientific Mining LLC, Radar Relay, Inc., Core Scientific Specialty Mining (Oklahoma) LLC, American Property Acquisition, LLC, Starboard Capital LLC, RADAR LLC, American Property Acquisitions I, LLC, and American Property Acquisitions VII, LLC. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST.

The amounts reported in this MOR are as-of December 31, 2022, the end of the Debtors’ reporting period. This MOR covers the period beginning December 21, 2022 and ending December 31, 2022.

4.

Accounting Principles. The Debtors maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtors.

The Debtors generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as accounts receivable and current assets, they may be due to some intercompany elimination transactions or adjustments in each specific Debtor’s books and records. For example, on a consolidated basis, the accounts receivable balance is $257k at December month end, current assets are $100m, and total assets are $1.4b.

Not all of the annual tax entries for 2022 have been completed by the time this report was due to be filed. To the extent that there are negative liability balances for an individual Debtor, such as prepetition unsecured liabilities, they are expected to be resolved once all of the relevant tax entries and adjustments have been analyzed and completed.

On December 22, 2022, the Bankruptcy Court approved Debtors’ Emergency Motion of Debtors for Entry of Interim and Final Orders (A) Authorizing the Debtors to Obtain Postpetition Financing, (B) Authorizing the Debtors to Use Cash Collateral, (C) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (D) Granting Adequate Protection to the Prepetition Secured Parties, (E) Modifying the Automatic Stay, (F) Scheduling a Final Hearing, and (G) Granting Related Relief (Docket No. 38) (the “DIP Motion”) on an interim basis subject to a submission of a revised form of order. As a result, debtor’s cash position reflects the receipt of $35.5 million in proceeds under the debtor in possession credit facility authorized by the interim order granting the DIP Motion (the “DIP Facility”) during the month of December.

5.	Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.

6.

Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue their Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, (C) Continue Intercompany Transactions, and (D) Continue Utilizing Employee Credit Cards; and (II) Granting Related Relief (Docket No. 12) (the “Cash Management Motion”) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system.

7.

Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MORs: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; and (iii) Income Statement (profit or loss statement).

Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. For additional information on ending cash balances per the Debtors’ books and records, see the attached listing of cash account balances per Schedule MOR-1a.

Balance Sheet. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate balance sheets in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate balance sheets for the remaining Debtor entities. Consequently, the balance sheets included in the MOR for these Debtors reflect no balances.

Values in the balance sheet(s) attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

Income Statement. For purposes of this MOR, presented for the period December 21, 2022 to December 31, 2022, the income statement is the pro-rata portion of the full month of December for each Debtor.

As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate income statements in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate income statements for the remaining Debtor entities. Consequently, the income statements included in the MOR for these Debtors reflect no income.

8.	Part 1, Cash Receipts and Disbursements. Cumulative quarter-to-date for Q4 2022 receipts and disbursements are reported in the Cumulative figures in the MOR.

9.

Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, critical vendors, and certain other prepetition creditors. Amounts paid pursuant to the First Day Orders are monitored as to limits provided in the applicable orders of the Bankruptcy Court governing payment of such prepetition obligations, and this report is available to the U.S. Trustee as required.

The postpetition borrowing, other than trade credit, includes only borrowings made under the DIP Facility.

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Description	Core Scientific Inc.	Core Scientific, Acquired Mining LLC	Core Scientific Operating Company	Core Scientific Mining LLC	Radar Relay, Inc.	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Total
Receipts
Receipts	—	—	10,670,886	—	—	—	—	—	—	—	—	$10,670,886
DIP Proceeds	35,547,151	—	—	—	—	—	—	—	—	—	—	35,547,151
Crypto Currencies Sales Proceeds	—	689,340	6,973,910	—	—	—	—	—	—	—	—	7,663,250
Other Receipts	19	—	170,182	—	—	—	—	—	—	—	—	170,200

Total Receipts	35,547,170	689,340	17,814,978	—	—	—	—	—	—	—	—	54,051,487
Disbursements
Suppliers or vendors	—	166,003	4,290,108	—	—	—	—	—	—	—	—	$4,456,111
Taxes / Governmental	—	56,768	1,467,074	—	—	—	—	—	—	—	—	1,523,841
Services	—	11,106	287,026	—	—	—	—	—	—	—	—	298,132
Financial / Bank Fees	—	526	13,586	—	—	—	—	—	—	—	—	14,112
Rent	—	524	13,532	—	—	—	—	—	—	—	—	14,056
Employee Expense	—	190	4,904	—	—	—	—	—	—	—	—	5,094

Total Disbursements	—	235,116	6,076,231	—	—	—	—	—	—	—	—	6,311,347

Net Cash Flow (excl. Internal Transfers)	35,547,170	454,224	11,738,747	—	—	—	—	—	—	—	—	47,740,141

Cash Balance Beginning of Month	175,043	8,406	4,368,726	—	—	—	—	—	—	—	—	4,552,175
Net Cash Flow	35,547,170	454,224	11,738,747	—	—	—	—	—	—	—	—	47,740,141
Disbursement Allocation	—	235,116	(235,116)	—	—	—	—	—	—	—	—	—

Cash Balance End of Month	$35,722,213	$697,746	$15,872,357	$—	$—	$—	$—	$—	$—	$—	$—	$52,292,316

MOR-2: End of Dec 2022 Balance Sheet

Financial Row (US$)	Core Scientific Acquired Mining LLC	Core Scientific, Inc.	Core Scientific Operating Company	Radar Relay Inc	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC
ASSETS
Cash and Equivalents	697,746	—	50,733,753	—	—	—	—	—	—	—	—
Restricted Cash	—	—	809,324	—	—	—	—	—	—	—	—

Total Cash[1]	697,746	—	51,543,077	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance	—	—	234,179	—	—	—	—	—	—	—	—
Accounts receivable from related parties	137,952,775	488,990,509	(485,977,542)	1,188,018	—	—	—	—	—	—	—
Deposits for equipment	—	—	—	—	—	—	—	—	—	—	—
Digital currency assets	72,497	—	651,064	—	—	—	—	—	—	—	—
Prepaid expenses and other	21,215,396	—	46,175,365	—	—	—	—	—	—	—	—
Total other current assets	(1,128,952,128)	1,799,846,488	(669,634,722)	—	—	—	—	—	—	—	—

Total Current Assets	(969,013,716)	2,288,836,996	(1,057,008,579)	1,188,018	—	—	—	—	—	—	—
Property, plant and equipment	70,449,065	—	1,172,367,079	—	—	—	—	—	—	—	—
Operating lease-right-of-use assets	—	—	20,430,029	—	—	—	—	—	—	—	—
Goodwill	232,587,379	—	(167,058,249)	(65,529,130)	—	—	—	—	—	—	—
Intangible assets, net	—	—	1,790,935	—	—	—	—	—	—	—	—
Other noncurrent assets	(0)	2,558,789	8,570,010	—	—	—	—	—	—	—	—

Total Assets	(665,977,272)	2,291,395,785	(20,908,775)	(64,341,113)	—	—	—	—	—	—	—

LIABILITIES, PREFERRED STOCK & EQUITY
Accounts Payable	140,446,900	—	75,746,663	8,990	—	—	—	—	—	—	—
Accrued expenses and other	17,449,784	928,940	88,273,344	(21,304)	—	—	—	—	—	—	—
Deferred revenue	—	—	116,970,806	—	—	—	—	—	—	—	—
Derivative warrant liabilities	—	335,063	—	—	—	—	—	—	—	—	—
Operating lease liabilities, current portion	—	—	1,127,838	—	—	—	—	—	—	—	—
Financing lease liabilities, current portion	—	—	70,796,077	—	—	—	—	—	—	—	—
Long-term debt, current portion	—	—	1,008,694,682	—	—	—	—	—	—	—	—

Total current liabilities	157,896,684	1,264,003	1,361,609,411	(12,314)	—	—	—	—	—	—	—
Operating lease liabilities, net of current portion	—	—	14,229,190	—	—	—	—	—	—	—	—
Financing lease liabilities, net of current portion	—	—	—	—	—	—	—	—	—	—	—
Long-term debt, net of current portion	—	692,751,663	(692,751,663)	—	—	—	—	—	—	—	—
Other noncurrent liabilities	18,084,856	—	8,677,141	(2,587,769)	—	—	—	—	—	—	—

Total Liabilities	175,981,540	694,015,666	691,764,078	(2,600,083)	—	—	—	—	—	—	—
Preferred stock	—	—	—	—	—	—	—	—	—	—	—
Common stock	—	37,478	—	—	—	—	—	—	—	—	—
Additional paid-in capital	(15,979,141)	1,777,459,543	2,887,621	—	—	—	—	—	—	—	—
Accumulated deficit	(826,026,654)	(252,729,333)	(715,560,474)	(61,741,030)	—	—	—	—	—	—	—
Other Comprehensive Income	—	72,612,431	—	—	—	—	—	—	—	—	—
Cumulative Translation Adjustment	46,983	—	—	—	—	—	—	—	—	—	—

Total Equity	(841,958,812)	1,597,380,119	(712,672,853)	(61,741,030)	—	—	—	—	—	—	—

Total Liabilities, Preferred Stock & Equity	(665,977,272)	2,291,395,785	(20,908,775)	(64,341,113)	—	—	—	—	—	—	—

Note:

1 -	The cash balance for Core Scientific, Inc. is being reported in Core Scientific Operating Company; corrections are pending the ongoing accounting process.

MOR-3: 12/21/2022 - 12/31/2022 Profit & Loss

12/21/2022 - 12/31/2022 (US$)	Core Scientific, Inc.	Core Scientific Operating Company	Core Scientific Acquired Mining LLC	Radar Relay Inc	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC
Hosting Revenue	—	4,504,115	—	—	—	—	—	—	—	—	—
Equipment Sales	—	—	—	—	—	—	—	—	—	—	—
Digital Asset Mining	—	8,665,703	807,994	—	—	—	—	—	—	—	—
Blockchain Technology (Network Services)	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	—	13,169,818	807,994	—	—	—	—	—	—	—	—

Cost of revenue
Power	—	8,851,814	—	—	—	—	—	—	—	—	—
Facilities Operations	—	1,321,667	(1,938)	—	—	—	—	—	—	—	—
Facilities Depreciation	—	1,239,846	—	—	—	—	—	—	—	—	—
Miner Depreciation	—	7,114,832	1,188,418	—	—	—	—	—	—	—	—
Equipment Sales	—	—	—	—	—	—	—	—	—	—	—

Total Cost of Revenue	—	18,528,160	1,186,480	—	—	—	—	—	—	—	—

Gross profit	—	(5,358,341)	(378,487)	—	—	—	—	—	—	—	—

Gross Profit Margin
Gain on legal settlements	—	—	—	—	—	—	—	—	—	—	—
Gain from sales of digital currency assets	—	(20,987)	(1,948)	(21,427)	—	—	—	—	—	—	—
Impairment of digital currency assets	—	5,138	411	—	—	—	—	—	—	—	—
Operating Expenses	—	—	—	—	—	—	—	—	—	—	—
Research and Development	—	(15,842)	—	2,306	—	—	—	—	—	—	—
Sales and Marketing	—	47,390	—	—	—	—	—	—	—	—	—
General and Administrative	—	3,777,416	2,591	621	—	—	—	—	—	—	—
Depreciation and Amortization	—	6,761	655	—	—	—	—	—	—	—	—
Operating Expense excluding Stock-based Compensation	—	3,815,725	3,246	2,927	—	—	—	—	—	—	—

Stock Based Compensation	—	1,104,093	—	—	—	—	—	—	—	—	—

Total Operating Expenses	—	4,919,818	3,246	2,927	—	—	—	—	—	—	—

Operating Income	—	(10,304,284)	(384,092)	(24,354)	—	—	—	—	—	—	—
Total Non-Operating Income	91,773	(1,261,177)	—	—	—	—	—	—	—	—	—

Interest Expense, net	1,665,203	1,103,575	—	—	—	—	—	—	—	—	—

Fair value adjustments, Other	(1,573,430)	(2,364,752)	—	—	—	—	—	—	—	—	—

Net Income (Loss) Before Tax	91,773	(11,565,461)	(384,092)	(24,354)	—	—	—	—	—	—	—

Income Tax Expense (Benefit)	—	—	—	—	—	—	—	—	—	—	—

Net Income (Loss) after Tax	91,773	(11,565,461)	(384,092)	(24,354)	—	—	—	—	—	—	—